Exhibit 10.3

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***].

AMENDMENT NO. 2 TO

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 2 to Collaboration Agreement (this “Amendment No. 2”), effective as of August 16, 2004 (the “Second Amendment Date”), is entered into by and between Genencor International, Inc., a Delaware corporation having its principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 (“GCOR”), and Seattle Genetics, Inc., a Delaware corporation having its principal place of business at 21823 30th Drive S.E. Bothell, WA 98021 (“SGI”).

RECITALS

WHEREAS, GCOR and SGI entered into a Collaboration Agreement dated as of January 4, 2002, as amended by Amendment No. 1 thereto dated as of July 28, 2003 (collectively, the “Agreement”).

WHEREAS, After consultation with SGI, GCOR has requested that SGI [***] to GCOR.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Agreement and otherwise agree as follows (with all capitalized terms used but not defined herein having the meanings set forth in the Agreement):

1. Second Work Plan. The parties hereby agree that the Second Work Plan attached hereto as Exhibit A shall be in effect from the date hereof until expiration of the Term on January 4, 2006, and shall supersede and replace any other Work Plans previously attached to the Agreement.

2. Acknowledgement and Waiver. The Parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, with respect to all New Prodrugs (as defined below) the following terms shall apply. “New Prodrugs” means any prodrugs which are SGI Prodrug Inventions other than (a) [***] and (b) [***]. “SGI Prodrug Inventions” shall be amended to mean the following: “Information and Inventions: (i) made prior to or during the Term [***]; and (ii) that relate to [***] or [***], or are otherwise conceived of and/or developed by [***] pursuant to the Collaboration.”

(a)	SGI represents that as of the Second Amendment Date it has not done, nor had done on its behalf, [***].

(b)	Except as may arise from breach of SGI’s representation in (a) above, [***] shall be [***] for all Third-Party royalties, milestones, fees and other obligations to third parties with respect to New Prodrugs on account of [***]. GCOR shall indemnify SGI, its Affiliates and their respective

CONFIDENTIAL

directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses arising from or occurring as a result of or in connection with GCOR’s use or incorporation of New Prodrugs into [***].

(c)	Except as expressly set forth herein, SGI makes no representations, warranties or covenants whatsoever, either express or implied, with respect to New Prodrugs, including without limitation:

(i)	as to merchantability or fitness for a particular purpose;

(ii)	that use or incorporation of any New Prodrugs into products [***] will not infringe any intellectual property or other rights of any third party; or

(iii)	as imposing any obligation on SGI to bring or prosecute actions or proceedings against third parties for infringement or to defend any action or proceedings with respect to New Prodrugs.

3. Miscellaneous.

3.1 Continuing Effect. This Amendment No. 2 shall be effective for all purposes as of the Second Amendment Date. Except as otherwise expressly modified by this Amendment No. 2, the Agreement shall remain in full force and effect in accordance with its terms.

3.2 Governing Laws. This Amendment No. 2 shall be governed by, interpreted and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

3.3 Counterparts. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

(Signature page follows)

[***] Confidential treatment has been requested with respect to the omitted portions.

Confidential	-2-

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their respective duly authorized officers as of the Second Amendment Date.

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
(Signature)

Name:	Clay B. Siegall, Ph.D.

Title:	President and Chief Executive Officer

GENENCOR INTERNATIONAL, INC.

By:	/s/ Mark A. Goldsmith
(Signature)

Name:	Mark A. Goldsmith, MD, Ph.D.

Title:	Senior Vice President, Health Care